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                  SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC 20549

                         -------------------

                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported)          April 21, 1995
                                                 ------------------------------


                            Brandywine Realty Trust
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               (Exact Name of Registrant as Specified in Charter)


           Maryland                         1-9106               23-2413352
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      (State or Other             (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


   200 Berwyn Park, Suite 100, Berwyn, PA                             19312
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  (Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code           610-251-9111
                                                  -----------------------------
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BRANDYWINE REALTY TRUST
Item 5.  Other Events

As disclosed in the Trust's previously filed Form 10-Q for the quarterly period ended March 31, 1995, on April 21, 1995, the Trust refinanced the then existing mortgage note of $6,899,000 borrowing $9 million under nonrecourse mortgage loans which provide for a fixed rate of interest and are cross-collateralized by the Specified Projects. The $9 million mortgage loans provide for a term of six years with the lender having the right to call the loans at par at the end of year three. Monthly payments of interest and principal are due based on a 25-year amortization schedule. The interest rate is set at 8.75% for the first twelve months, 9.0% for the succeeding six months and 9.31% for the remainder of the term of the loans. In addition, the lender is entitled to hold escrow cash reserves for both real estate taxes and capital needs in two interest-bearing accounts. Deposits to the real estate tax escrow account are required monthly pro rata based upon annual tax bills. Amounts held in the capital escrow account may be advanced, from time to time, subject to the new lender's verification of the Trust's compliance with certain stated conditions to pay for capital improvements, tenant improvements and leasing commissions associated with the Specified Projects and distributions to shareholders of the Trust. This capital escrow account held by the lender is not additional collateral for the mortgage loan. An initial deposit of $1,559,000 was made to this account on April 21, 1995. Ongoing monthly deposits are required of $10,000 per month during the first year of the loans and $25,000 per month over the remainder of the term of the loans.

Item 7.  Financial Statements and Exhibits

Documents filed as part of this report:

    (a) Financial Statements of Businesses Acquired  --  None

    (b) Pro Forma Financial Information -- The pro forma financial information previously filed as part of the Trust's Form 10-Q for the quarterly period ended March 31, 1995 is incorporated by reference as part of this report.

    (c) Exhibits

Index to Exhibits:

 Exhibit Number                         Description
 --------------                         -----------
           10.31 Secured Promissory Notes, Security Agreements and Assignments of Leases and Rents

           10.32    Indemnity Agreement

           10.33    Escrow Agreement



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BRANDYWINE REALTY TRUST



                                   By:  /s/ Gerard H. Sweeney
                                      -----------------------------
                                      Gerard H. Sweeney
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)



Date:  May 23, 1995